AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

RATING

PAGE OF PAGES 1 40

2. CONTRACT (Proc. Inst. Ident.) NO.
W911QX-09-C-0114

3. EFFECTIVE DATE
25 Sep 2009

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
W71B7J83386020

5. ISSUED BY CODE W911QX
US ARMY RDECOM CONTRACTING CENTER
RDECOM CONT CTR - ADELPHI
2800 POWDER MILL ROAD
CCRD-AD
ADELPHI MD 20783-1197

6. ADMINISTERED BY (If other than Item 5) CODE S2101A
DCM - MARYLAND
217 EAST RED WOOD STREET
SUITE 1800
BALTIMORE MD 21202-5299

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)
NUGEN MOBILITY
JOHN SALATINO
44645 GUILFORD DR STE 201
ASHBURN VA 20147-6020

CODE 4KJ58 FACILITY CODE 4KJ58

8. DELIVERY
[ ] FOB ORIGIN [X] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT
Net 30 Days

10. SUBMIT INVOICES 1
(4 copies unless otherwise specified)
TO THE ADDRESS SHOWN IN:

ITEM
Section G

11. SHIP TO/MARK FOR CODE W71B7J
US ARMY RESEARCH LABORATORY
THOMAS PODLESAK
2800 POWDER MILL RD
ADELPHI MD 20783-1197

12. PAYMENT WILL BE MADE BY CODE HQ0338
DFAS - COLUMBUS
SOUTH ENTITLEMENTS OPERATIONS
P.O. BOX 182264
COLUMBUS OH 43218-2264

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA
See Schedule

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				

15G. TOTAL AMOUNT OF CONTRACT $748,000.00

16. TABLE OF CONTENTS

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ____ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)

20A. NAME OF CONTRACTING OFFICER
CHRISTI L. WINKLER / CONTRACTING OFFICER
TEL: 301-394-3385 EMAIL: christi.winkler@us.army.mil

19B. NAME OF CONTRACTOR
BY ____
(Signature of person authorized to sign)

19C. DATE SIGNED

20B. UNITED STATES OF AMERICA
BY ____
(Signature of Contracting Officer)

20C. DATE SIGNED
25-Sep-2009